                        DIRECTORS & EXECUTIVE OFFICERS OF
                               FORD MOTOR COMPANY

                                                              Nature of
Name and                 Principal              Number of     Beneficial
Business Address         Occupation             Units Owned   Ownership
- ----------------         ----------             -----------   ----------
Alex Trotman             Chairman of the             -0-
World Headquarters       Board, President &
The American Road        Chief Executive Officer,
Dearborn, MI  48121      Ford Motor Company

Michael D. Dingman       President & Chief           -0-
World Headquarters       Executive Officer,
The American Road        Shipston Group Limited
Dearborn, MI  48121

Edsel B. Ford II         Vice President,             -0-
World Headquarters       Ford Motor Company;
The American Road        President, Ford Motor
Dearborn, MI  48121      Credit Company

William Clay Ford        Retired Chairman of         -0-
World Headquarters       the Finance Committee,
The American Road        Ford Motor Company
Dearborn, MI  48121

William Clay Ford, Jr.   Chairman of the Finance     -0-
World Headquarters       Committee, Ford Motor
The American Road        Company
Dearborn, MI  48121

Roberto C. Goizueta      Chairman of the Board       -0-
World Headquarters       & Chief Executive Officer,
The American Road        The Coca-Cola Company
Dearborn, MI  48121

Irvine O. Hockaday, Jr.  President & Chief
World Headquarters       Executive Officer,
The American Road        Hallmark Cards,
Dearborn, MI  48121      Incorporated

Marie-Josee Kravis       Senior Fellow of the        -0-
World Headquarters       Hudson Institute, Inc.
The American Road
Dearborn, MI  48121

                                  EXHIBIT 4

                                                              Nature of
Name and                 Principal              Number of     Beneficial
Business Address         Occupation             Units Owned   Ownership
- ----------------         ----------             -----------   ----------
Drew Lewis               Chairman of the Board       -0-
World Headquarters       & Chief Executive
The American Road        Officer, Union
Dearborn, MI  48121      Pacific Corporation

Ellen R. Marram          President,                  -0-
World Headquarters       The Seagram Beverage
The American Road        Group
Dearborn, MI  48121

Carl E. Reichardt        Retired Chairman of the     -0-
World Headquarters       Board & Chief Executive
The American Road        Officer, Wells Fargo &
Dearborn, MI  48121      Company

John L. Thornton         Partner, Goldman,           -0-
World Headquarters       Sachs & Co.
The American Road
Dearborn, MI  48121

Clifton R. Wharton, Jr.  Retired Chairman of the     -0-
World Headquarters       Board & Chief Executive
The American Road        Officer, TIAA-CREF
Dearborn, MI  48121

John M. Rintamaki        Secretary, Ford Motor       -0-
World Headquarters       Company
The American Road
Dearborn, MI  48121

W. Wayne Booker          Executive                   -0-
World Headquarters       Vice President,
The American Road        Ford Motor
Dearborn, MI  48121      Company

Edward E. Hagenlocker    Executive Vice              -0-
World Headquarters       President, Ford Motor
The American Road        Company; President, Ford
Dearborn, MI  48121      Automotive Operations

Peter J. Pestillo        Executive                   -0-
World Headquarters       Vice President,
The American Road        Corporate Relations,
Dearborn, MI  48121      Ford Motor Company

                                                              Nature of
Name and                 Principal              Number of     Beneficial
Business Address         Occupation             Units Owned   Ownership
- ----------------         ----------             -----------   ----------
Kenneth Whipple          Executive Vice              -0-
World Headquarters       President, Ford Motor
The American Road        Company; President, Ford
Dearborn, MI  48121      Financial Services Group

John M. Devine           Group Vice                  -0-
World Headquarters       President & Chief
The American Road        Financial Officer,
Dearborn, MI  48121      Ford Motor Company

Jacques A. Nasser        Group Vice President,       -0-
World Headquarters       Product Development,
The American Road        Ford Motor Company
Dearborn, MI  48121

William E. Odom          Group Vice                  -0-
World Headquarters       President, Ford Motor
The American Road        Company; Chairman &
Dearborn, MI  48121      Chief Executive Officer,
                         Ford Credit

Robert L. Rewey          Group Vice President,       -0-
World Headquarters       Marketing & Sales,
The American Road        Ford Motor Company
Dearborn, MI  48121

Robert H. Transou        Group Vice President,       -0-
World Headquarters       Manufacturing,
The American Road        Ford Motor Company
Dearborn, MI  48121

Kenneth R. Dabrowski     Vice President,             -0-
World Headquarters       Vehicle Center 5,
The American Road        Ford Motor Company
Dearborn, MI  48121

James D. Donaldson       Vice President,             -0-
World Headquarters       Vehicle Center 2,
The American Raod        Ford Motor Company
Dearborn, MI  48121

                                                              Nature of
Name and                 Principal              Number of     Beneficial
Business Address         Occupation             Units Owned   Ownership
- ----------------         ----------             -----------   ----------
James E. Englehart       Vice President,             -0-
World Headquarters       Vehicle Center 4,
The American Road        Ford Motor Company
Dearborn, MI  48121

Ronald E. Goldsberry     Vice President/General      -0-
World Headquarters       Manager, Ford Customer
The American Road        Service Division,
Dearborn, MI  48121      Ford Motor Company

Elliott S. Hall          Vice President,             -0-
World Headquarters       Washington Affairs,
The American Road        Ford Motor Company
Dearborn, MI  48121

John T. Huston           Vice President,             -0-
World Headquarters       Powertrain Operations,
The American Road        Ford Motor Company
Dearborn, MI  48121

Kenneth K. Kohrs         Vice President,             -0-
World Headquarters       Vehicle Center 3,
The American Road        Ford Motor Company
Dearborn, MI  48121

Vaughn A. Koshkarian     Vice President, Ford        -0-
World Headquarters       Motor Company; President,
The American Road        Ford Motor China, Ltd.
Dearborn, MI  48121

Robert O. Kramer         Vice President,             -0-
World Headquarters       Human Resources,
The American Road        Ford Motor Company
Dearborn, MI  48121

Frank E. Macher          Vice President/General      -0-
World Headquarters       Manager, Automotive
The American Road        Components Division,
Dearborn, MI  48121      Ford Motor Company

Keith C. Magee           Vice President,             -0-
World Headquarters       European Marketing
The American Road        and Sales,
Dearborn, MI  48121      Ford Motor Company

                                                              Nature of
Name and                 Principal              Number of     Beneficial
Business Address         Occupation             Units Owned   Ownership
- ----------------         ----------             -----------   ----------
John W. Martin, Jr.      Vice President,             -0-
World Headquarters       General Counsel,
The American Road        Ford Motor Company
Dearborn, MI  48121

Carlos E. Mazzorin       Vice President,             -0-
World Headquarters       Purchasing,
The American Road        Ford Motor Company
Dearborn, MI  48121

David N. McCammon        Vice President,             -0-
World Headquarters       Ford Motor Company
The American Road
Dearborn, MI  48121

W. Dale McKeehan         Vice President,             -0-
World Headquarters       Vehicle Operations,
The American Road        Ford Motor Company
Dearborn, MI  48121

John P. McTague          Vice President,             -0-
World Headquarters       Technical Affairs,
The American Road        Ford Motor Company
Dearborn, MI  48121

James G. O'Connor        Vice President,             -0-
World Headquarters       General Manager
The American Road        Lincoln/Mercury Division,
Dearborn, MI  48121      Ford Motor Company

Richard Parry-Jones      Vice President,             -0-
World Headquarters       Vehicle Center 1,
The American Road        Ford Motor Company
Dearborn, MI  48121

Helen O. Petrauskas      Vice President,             -0-
World Headquarters       Environmental and
The American Road        Safety Engineering,
Dearborn, MI  48121      Ford Motor Company

William F. Powers        Vice President,             -0-
World Headquarters       Research,
The American Road        Ford Motor Company
Dearborn, MI  48121

                                                              Nature of
Name and                 Principal              Number of     Beneficial
Business Address         Occupation             Units Owned   Ownership
- ----------------         ----------             -----------   ----------
Neil W. Ressler          Vice President,             -0-
World Headquarters       Advanced Vehicle
The American Road        Technology,
Dearborn, MI  48121      Ford Motor Company

Ross H. Roberts          Vice President,             -0-
World Headquarters       General Manager,
The American Road        Ford Division,
Dearborn, MI  48121      Ford Motor Company

David W. Scott           Vice President,             -0-
World Headquarters       Public Affairs,
The American Road        Ford Motor Company
Dearborn, MI  48121

Charles W. Szuluk        Vice President,             -0-
World Headquarters       Process Leadership,
The American Road        Ford Motor Company
Dearborn, MI  48121

John J. Telnack          Vice President,             -0-
World Headquarters       Design,
The American Road        Ford Motor Company
Dearborn, MI  48121

Thomas J. Wagner         Vice President, Customer    -0-
World Headquarters       Communication &
The American Road        Satisfaction,
Dearborn, MI  48121      Ford Motor Company

Henry D. G. Wallace      Vice President,             -0-
World Headquarters       Ford Motor Company
The American Road
Dearborn, MI  48121

Dennis E. Ross           Chief Tax Officer,          -0-
World Headquarters       Ford Motor Company
The American Road
Dearborn, MI  48121

Peter Look               Assistant Tax Officer,      -0-
World Headquarters       Ford Motor Company
The American Road
Dearborn, MI 48121

                                                              Nature of
Name and                 Principal              Number of     Beneficial
Business Address         Occupation             Units Owned   Ownership
- ----------------         ----------             -----------   ----------
Thomas J. DeZure         Assistant Secretary,        -0-
World Headquarters       Ford Motor Company
The American Road
Dearborn, MI  48121

Peter J. Sherry, Jr.     Assistant Secretary,        -0-
World Headquarters       Ford Motor Company
The American Road
Dearborn, MI  48121

Sally W. Staebler        Assistant Secretary,        -0-
World Headquarters       Ford Motor Company
The American Road
Dearborn, MI  48121

Malcolm S. Macdonald     Treasurer,                  -0-
World Headquarters       Ford Motor Company
The American Road
Dearborn, MI  48121

Elizabeth S. Acton       Assistant Treasurer,        -0-
World Headquarters       Ford Motor Company
The American Road
Dearborn, MI  48121